                                                                    EXHIBIT 3.14

                                  E.D.C., INC.

                                     BYLAWS
                                     ------

                   Adopted at the Organization Meeting of the
             Incorporators and Subscribers to Stock of said Company
                          Held at Tulsa, Oklahoma, on

                                  May 4, 1983
                          ___________________________

                                   ARTICLE I
                                   ---------
                                  Shareholders
                                  ------------

     Section 1. Annual Meeting. The annual meeting of the shareholders of the
     -------------------------
corporation shall be held at the principal office of the corporation in Tulsaip Oklahoma, or at such other place as may be specified in the notice of such meeting by resolution of the Board of Directors, at 10:00 o'clock A.M., on the lst day of February of each year, commencing in 1984, (unless the same is a holiday, in which event said meeting shall be held on the next succeeding business day) for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

     Written or printed notice stating the time and place of the annual meeting shall be mailed at least ten days prior to the date of said meeting to each shareholder of record entitled to vote at the meeting at the address shown on the stock book of the corporation or as shown on the records of the corporation's transfer agent.

     Section 2. Special Meetings. Special meetings of the shareholders may be
     ---------------------------
held at the principal office of the corporation in Tulsa, Oklahoma, or at Such other place within or without the State of Oklahoma whenever called by the Chairman of the Board, or the President, by the Executive Committee, or by a majority of the then members of the Board of Directors. A special meeting shall be called by the Chairman of the Board the President, Vice-President, or Secretary at the written request of shareholders owning one-fourth of the shares of the corporation entitled to vote at the meeting. The call shall be in writing and shall state the time, place and purpose or purposes of the meeting.

     Written notice of each special meeting of the shareholders, stating the day, the hour, and the place thereof, and in general terms the business to be transacted thereat, shall be mailed at least ten days prior to the meeting to each shareholder of record entitled to vote at the meeting at the address shown on the stock book of the corporation or shown on the records of the corporation's transfer agent.

     If all of the shareholders shall waive call and notice of any meeting, no call or notice shall be required and whenever all of the shareholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice and at such meeting any corporate action may be taken.

     Section 3. Quorum. At any meeting of the shareholders, the holders of a
     -----------------
majority of the issued and outstanding shares of stock, entitled to vote, present in person or by proxy, shall constitute a quorum for all purposes. If the holders of the number of shares necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed by these Bylaws for an annual meeting, or fixed by notice as above provided for a special meeting, a majority of the shareholders actually present, in person or by proxy, may adjourn from time to time without notice, other than by announcement at the meeting, until holders of the number of shares entitled to vote requisite to constitute a quorum shall attend. At any such adjourned meeting, at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting; however, in the event of a meeting adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of the original meeting.

     Section 4. Voting. At all meetings of shareholders, each shareholder owning
     -----------------
stock which has voting power upon the matter in question at the time shall be entitled to vote in person, or by proxy appointed by a written instrument subscribed by such shareholder and delivered either to the Secretary at the meeting or to the place designated on a proxy solicited by the corporation. Each shareholder shall have one vote for each share of stock standing in his name, but no stock shall be voted at any election which has been transferred on the books of the corporation within ten days next preceding an election. No proxy shall be voted on after six months from its date.

     Section 5. Chairman. Meetings of the shareholders shall be presided over by
     -------------------
the Chairman of the Board, or, if he is not present, by the President, or if both the Chairman of the Board and the President are absent, by a Vice-President, or if no such officer is present, by a chairman to be chosen at the meeting. The

Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as Secretary of the meeting, if present.

     Section 6. Inspectors of Election. At all elections of directors the voting
     ---------------------------------
shall be by written ballot, and a majority of the votes cast shall elect. The Chairman of each meeting at which directors are to be elected may appoint one or three inspectors of the election. The inspector, or each inspector if more than one is appointed, shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability, and shall take charge of the polls and after the balloting shall make a certificate of the result of the vote taken.

     Section 7. Action Without a Meeting. Whenever the vote of shareholders at a
     -----------------------------------
meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the certificate of incorporation, the meeting and vote of shareholders may be dispensed with, if all the shareholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

                                   ARTICLE II
                                   ----------
                               Board of Directors
                               ------------------

     Section 1. Number and Term of Office. The business and the property of the
     ------------------------------------
corporation shall be managed and controlled by a Board of Directors, which will determine all questions of policy and supervise the business affairs by the corporation. The Board shall consist of not less than three nor more than nine directors. Directors shall be elected annually at the annual meeting of shareholders, and in the election of directors the vote of shareholders representing a majority of the outstanding stock entitled to vote for directors shall be necessary to a choice. Directors shall hold office until the annual meeting of shareholders next ensuing after their election and until their respective successors are elected and qualified.

     Section 2. Vacancies. Vacancies in the Board of Directors which shall occur
     --------------------
among the directors by death, resignation or otherwise, or which result from any increase in the authorized number of directors, may be filled by the remaining directors, though less than a quorum, by affirmative vote of a majority thereof. The directors so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant (or, in the event of a director elected due to an increase in the authorized number of directors, until the next annual meeting of shareholders) and until the election of his successor, except as provided in the next section.

     Section 3. Removal of Directors. Any director (except directors elected by
     -------------------------------
shares of preferred stock voting as a class) may be removed for any cause deemed sufficient by a vote of the shareholders holding a majority of the outstanding stock of this corporation entitled to vote for directors at a special meeting held in compliance with these Bylaws. Meetings for this purpose may be called by the Chairman of the Board, or by the President, or by the Executive Committee, or by a majority of the Board of Directors, or by shareholders holding at least one-half of the outstanding issued stock. Such calls must be in writing and addressed to the Secretary, and the Secretary must then promptly give notice of such meeting, its time, place, purpose, and by whom called. In the event the Secretary refuses to give such notice, or if there is no Secretary, the call may be addressed directly to each shareholder and be served in the manner provided in these Bylaws, in which case it must specify the time and place of meeting. In the event of removal, such vacancy may be filled by election at said meeting. Directors elected by preferred stock voting as a class may only be removed by such stockholders at any special meeting for any cause deemed sufficient.

     Section 4. Regular Meetings. The Board of Directors may, in its discretion,
     ---------------------------
provide for regular meetings of the Board of Directors, to be held at such time and place as the Board may designate and no notice of such regular meetings shall be required, and each director shall be required to take notice of the same. An annual meeting of the Board of Directors shall be held at the place of the annual meeting of shareholders, immediately following the adjournment of the annual meeting of shareholders.

     Section 5. Special Meetings. Special meetings of the Board of Directors
     ---------------------------
shall be held whenever called by the Chairman of the Board, or by the President, the Executive Committee or by a majority of the directors, and may be held at such place within or without the State of Oklahoma as stated in the call. The Secretary shall give notice of the time, place and purpose of each special meeting, by mail, postage prepaid, at least ten days before the meeting or by telegraph at least seven days before the meeting. Such notice may be waived by any director. At any meeting at which all of the directors shall be present, even though without notice, any business may be transacted.

     Section 6. Quorum. A majority of the Board of Directors for the time being
     -----------------
in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall be present. Directors need not be shareholders.

     Section 7. Salaries of Officers. The Board of Directors shall fix the
     -------------------------------
compensation of the officers of the corporation, and such officers shall be under the direction of the Board.

     Section 8. Regulating Issue and Transfer of Stock. The Board of Directors
     -------------------------------------------------
shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of certificates for shares of the capital stock of the corporation.

     Section 9. Executive Committee. The Board of Directors may, by resolution
     ------------------------------
or resolutions passed by a majority of the whole Board, designate an Executive Committee, to consist of the Chairman of the Board and the President and one or more of the directors, as the Board may from time to time determine. The Executive Committee shall have and may exercise when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the corporation to be affixed to all papers which may require it. The Executive Committee shall not have power to fill vacancies in the Board, or to change the membership of or to fill vacancies in said Committee, or to make or amend Bylaws of the corporation. The Board shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of the Executive Committee shall constitute a quorum.

     Section 10. Other Committees. The Board of Directors may also, by
     ----------------------------
resolution or resolutions passed by a majority of the whole board, designate one or more other committees, each such committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

     Section 11. Compensation. The directors may be paid their expenses, if any,
     ------------------------
of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at any meeting of the Board of Directors or a stated salary as directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE III
                                  -----------
                                    Officers
                                    --------

     Section 1. Number and Designation. The officers of this corporation shall
     ---------------------------------
be the Chairman of the Board, a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as shall, from time to time, be provided for by the Board of Directors. Such officers shall be elected at each annual meeting of the Board of Directors, which shall be held immediately following the annual meeting of shareholders and said officers shall hold office for one year and until their respective successors shall have been duly elected and qualified. The Chairman of the Board and the President shall be chosen from among the directors, but no other officer need be a director. officers need not be shareholders. All officers of the corporation shall be subject to removal at any time by the affirmative vote of a majority of the whole Board of Directors. Two or more offices may be held by the same person, except the offices of Chairman of the Board and President, and Secretary or President and Vice-President.

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     Section 2. Powers and Duties of Chairman of the Board. The Chairman of the
     -----------------------------------------------------
Board shall be the chief executive officer of the corporation. He shall preside at all meetings of the shareholdrs and of the Board of Directors. He shall have general charge and supervision of the business of the corporation, and shall have power to appoint and discharge such employees and agents as he deems necessary and to clothe them with such powers as he thinks will best serve the business of the corporation. He may negotiate, consummate, sign and execute all bonds, contracts and other obligations in the name of the corporation, and with the Secretary may sign all certificates for shares of the capital stock of the corporation. He shall do and perform such other duties as may be from time to time assigned or delegated to him by the Board of Directors.

     Section 3. Powers and Duties of President. The President shall perform the
     -----------------------------------------
duties of the Chairman of the Board in the absence or disability of the Chairman of the Board. He shall do and perform such other duties as may be assigned to him from time to time by the Board of Directors.

     Section 4. Powers and Duties of Vice-President. The Vice President, or if
     ----------------------------------------------
more than one, the Vice-Presidents, shall possess the powers and perform the duties of the President in his absence or disability. He shall do and perform such other duties as may be assigned to him from time to time by the Board of Directors.

     Section 5. Powers and Duties of Secretary. The Secretary shall attend all
     -----------------------------------------
meetings of the Board of Directors, standing committees and shareholders, and shall record the proceedings thereof in a minute book to be kept for that purpose. He shall prepare or cause to be prepared and publish all notices required by the laws of the State of Oklahoma, by resolutions of the shareholders, by the Board of Directors, or by the Bylaws. He shall prepare and keep a book for the transfer of stock, to be known as the stock transfer book; shall issue and attest all certificates of stock and shall attest all bonds, contracts, notes and other papers executed on behalf of the corporation by its Chairman of the Board or its President. He shall have custody of and authority to affix the seal of the corporation and do and perform such other duties as may, from time to time, be assigned to him by the Board of Directors.

     Section 6. Assistant Secretaries. The Board of Directors may appoint one or
     --------------------------------
more assistant secretaries. Each assistant secretary shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors.

     Section 7. Powers and Duties of Treasurer. The Treasurer shall have charge
     -----------------------------------------
of and account for all the monies, bills receivable, notes, bonds, stocks and general property belonging to the corporation. He shall deposit all funds in the name of the corporation in such bank or banks as may be designated by the Board of Directors. He shall report the state of finances of the corporation at any meeting of the shareholders or Board of Directors. He shall sign all receipts and vouchers for payments made to the corporation and shall pay out and dispose of the funds of the corporation under the direction of the Board. He shall keep a full and accurate account of all monies received and paid by him on account of the corporation, and shall at all reasonable times, exhibit his books and accounts to any director of the corporation during business hours. He shall, whenever required by the Board of Directors, give bond in such sum and with such sureties as required by the Board of the faithful performance of his duties as such Treasurer.

     Section 8. Assistant Treasurer. The Board of Directors may appoint one or
     ------------------------------
more assistant treasurers. Each assistant treasurer shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                                   Dividends
                                   ---------

     Section 1. Payment of Dividends. The Board of Directors may, from time to
     -------------------------------
time, when in their discretion they deem it advisable, declare dividends from the surplus or from the net profits of the corporation, such dividends payable in cash, stock or other property.

                                   ARTICLE V
                                   ---------
                             Certificates of Stock
                             ---------------------

     Section 1. Ownership. Every holder of stock in the corporation shall be
     --------------------
entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary of the corporation. Such certificate shall be in such form as the Board of Directors may from time to time prescribe.

     Section 2. Facsimile Signatures. Where a certificate is signed (1) by a
     -------------------------------
transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such Chairman of the Board, President, Vice-President, Secretary or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

     Section 3. Lost Certificate. No certificate for shares of stock in the
     ---------------------------
corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of evidence of such loss, theft or destruction satisfactory to the Board of Directors and upon delivery to the corporation of a bond of indemnity in such amount, upon such terms and secured by such surety as the Board of Directors in its discretion may require.

     Section 4. Closing of Transfer Books. The Board of Directors may close the
     ------------------------------------
stock transfer books of the corporation for a period not exceeding forty days preceding the date of any meeting of shareholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding forty days in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date, not exceeding forty days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the shareholders entitled to notice of, and to vote, at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

     Section 5. Transfer. The shares of stock of the corporation shall be
     -------------------
transferable on the books of the corporation by the holder thereof in person or by his attorney upon surrender for cancellation of a certificate or certificates for the same number of shares, with an assignment and power of transfer enclosed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require.

     Section 6. Adverse Claimant. The corporation shall be entitled to recognize
     ---------------------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part or other notice thereof, except as otherwise provided by the laws of Oklahoma.

                                   ARTICLE VI
                                   ----------
                            Miscellaneous Provisions
                            ------------------------

     Section 1. Corporate Seal. The seal of the corporation shall be circular in
     -------------------------
design with the words "Corporate Seal" in the center and the name of the corporation and the word "Oklahoma" around the outer edge thereof. A facsimile of the seal may be used.

     Section 2. Annual Reports. Until otherwise provided, the Board of Directors
     -------------------------
shall not be required to make annual reports to the shareholders.

     Section 3. Fiscal Year. The fiscal year of the corporation shall begin on
     ----------------------
January 1 and end on December 31 of each year.

     Section 4. Corporate Books. The corporate books, except as may otherwise be
     --------------------------
provided by the laws of the State of Oklahoma, may be kept within or without the State of Oklahoma, at such place or places as the Board of Directors may from time to time determine.

     Section 5. Checks and Notes. All checks and drafts on the corporation's
     ---------------------------
bank accounts and all bills of exchange or promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board of Directors.

     Section 6. Indemnification of officers and Directors. Each director and
     ----------------------------------------------------
each officer of the corporation former director or officer, or any person who may have served at its request as a director or officer of another corporation in which it owns shares of captial stock, or of which it is a creditor, shall be indemnified by the corporation against all costs and expenses of liability thereof, including counsel fees reasonably incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the corporation (whether he continues to be a director or officer at the time of incurring such costs or expenses), except in relation to matters as to which he shall have been finally adjudged in such action, suit or proceeding, to be liable to the corporation for negligence or misconduct in the performance of his duty as such director or officer. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law or otherwise.

     Section 7. Transactions with Directors. A director of the corporation shall
     --------------------------------------
not, in the absence of fraud, be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the corporation be void or voidable by reason of the fact that any director or any firm of which any director is a shareholder or director is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either

          (a) by vote of a majority of a quorum of the Board of Directors or of the Executive Committee without counting in such majority or quorum any director so interested or a member of a firm so interested or a shareholder or a director of a corporation so interested, or

          (b) by vote at a stockholders' meeting of the holders of record of a majority of all the outstanding shares of stock of the corporation, or by writing or writings signed by a majority of such holders; nor shall any director be liable to account to the corporation for any profit realized by him from or through any such transaction or contract of the corporation ratified or approved as aforesaid by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder or director was interested in such transaction or contract. Nothing herein contained shall create any liability in the events above described or prevent the authorization, ratification or approval of such contracts or transactions in any other manner permitted by law.

     Section 8. Amendment. The Bylaws, regardless of whether made by the
     --------------------
shareholders or by the Board of Directors, may be amended, altered or repealed at any meeting of the shareholders or Board of Directors; provided, no such action shall be taken at a meeting of the shareholders unless notice of the proposed change is given in the notice of the meeting. However, the Board shall not adopt or alter any bylaw fixing their number, qualifications, classifications or term of office.

                                  * * * * * *

                             CERTIFICATE OF BYLAWS
                             ---------------------


     The undersigned, being all of the Directors and the Secretary of E.D.C., INC., certify that the foregoing Bylaws are the true and correct Bylaws of this Company, duly adopted at the organization meeting of the incorporators and subscribers to stock of the corporation.

     Dated May 4, 1983.


                                    __________________________________
                                    Richard F. Bagwell


                                    __________________________________
                                    John Garrison


                                    __________________________________
                                    Leo S. Hilinski


                                    __________________________________
                                    Ronald S. Harwood


_________________________
John Garrison, Secretary

                              AMENDMENT TO BY-LAWS
                              --------------------


     The undersigned, Secretary of the Corporation, does hereby certify that the shareholders at a special meeting of the shareholders of the Corporation, held on September 9, 1983, unanimously amended Section 1, Number and Term of Office,
                                                     -------------------------
of ARTICLE II, Board of Directors, of the By-Laws of the Corporation to read as
               ------------------
follows:

     "Section 1.  Number and Term of Office. The business and the property of
                  -------------------------
     the corporation shall be managed and controlled by a Board of Directors, which will determine all questions of policy and supervise the business and affairs of the corporation. The Board shall consist of not less than three nor more than eleven directors. Directors shall be elected annually at the annual meeting of the shareholders, and in the election of directors the vote of shareholders representing a majority of the outstanding stock entitled to vote for directors shall be necessary to elect a director. Directors shall hold office until the annual meeting of shareholders next ensuing after their election and until their respective successors are elected and qualified."

                                    ___________________________________
                                    John Garrison, Secretary
(Seal)

                              AMENDMENT TO BY-LAWS
                                       OF
                           EL DORADO CHEMICAL COMPANY


     The undersigned, Assistant Secretary of El Dorado Chemical Company, does hereby certify that the sole shareholder, LSB Chemical Corp., at a special meeting of the shareholders of the Corporation, held on November 29, 1984, unanimously amended Section 1, Number and Term of Office, of ARTICLE II, Board
                               -------------------------                 -----
of Directors, of the By-Laws of the Corporation to read as follows:
------------

     "Section 1.  Number and Term of Office.  The business and the property of
                  -------------------------
     the corporation shall be managed and controlled by a Board of Directors, which will determine all questions of policy and supervise the business and affairs of the corporation. The Board shall consist of not less than three nor more than thirteen directors. Directors shall be elected annually at the annual meeting of the shareholder, and in the election of directors the vote of shareholders representing a majority of the outstanding stock entitled to vote for directors shall be necessary to elect a director. Directors shall hold office until the annual meeting of shareholders next ensuing after their election and until their respective successors are elected and qualified."


                                    _______________________________
                                    Irwin H. Steinhorn
                                    Assistant Secretary